Corporate Overview and Fourth Quarter and Full Year 2014 Financial Results

Special Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. You can identify these and other forward-looking statements by the use of words such as “becoming,” “may,” “will,” “should,” "could," "would," “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “seek,” “expect,” “plan,” “intend,” the negative of such words, or comparable terminology.. Although we believe that the expectations reflected in these forward- looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may prove to be incorrect. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management’s forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others, those listed in the Appendix at the end of this presentation. We urge investors to consider all of these factors carefully in evaluating the forward-looking statements contained in this presentation. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law. 2

Overview ▶ SVB’s Unique Model ▶ Strong Performance ▶ Growth Initiatives ▶ Outlook 3

Our Mission ▶ Build Deep Relationships ▶ Give Advice ▶ Make It Easy To Do Business With Us ▶ Do Different To increase our clients’ probability of success 4

Differentiated Business Model ▶ Focus on “innovation” markets ▶ Balance sheet lender ▶ Strong deposit franchise ▶ Diversified revenue streams Leader ▶ Leading market share ▶ More than 600 venture firm clients ▶ The bank for innovation companies ▶ Global presence Established Company ▶ 28 U.S. and seven international offices ▶ $37.6 billion in total assets ▶ $64.5 billion in total client funds 1) Average quarterly balances as of 12/31/2014 2) Total client funds consists of on-balance-sheet deposits and off-balance-sheet client investment funds (1) A Unique Financial Services Company 5 (2) (1)

From startup… ACCELERATOR Revenues < $5M to standout… GROWTH Revenues $5M - $75M to global standard. CORPORATE FINANCE Revenues > $75M We Serve The Global Innovation Economy 6 Technology Life Science & Healthcare Private Equity & Venture Capital

Continued momentum • Positive environment for our clients – Healthy funding environment for new companies – Strong exit markets; healthy buyout and acquisition activity • Continued steady new client acquisition • Strong market position • Global capabilities • Ability to execute on our plans for growth, despite the interest rate environment and competition ... and some ongoing challenges • Low interest rates • Complex regulatory environment -- approaching $50B in assets • Competitive pressure on pricing • Lingering macro-economic uncertainty 2015 Drivers 7

A Platform for Diversified Growth

Global Reach

- U.S.
- UK and Europe
- China & Asia
- Israel
- Global "Gateway"

GLOBAL MARKET REACH & DEVELOPMENT

Growth Initiatives & Drivers

- Accelerator Segment
- Growth Segment
- Corporate Finance Segment
- Private Bank
- Private Equity
- Client Experience
- Buyout

CLIENT FOCUS

Solutions

- New Products & Services
- Enhanced Credit Solutions
- Expanded Banking Network
- New Payment Solutions

PRODUCT LINES

Foundation

- Global Bank Platforms
- Enhanced Global Payment Capabilities
- Ongoing IT Infrastructure Enhancements
- Enhanced On-line/ Mobile Channels

GLOBAL PLATFORM

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Strong Performance (Q4’14 vs. Q3’14) Average loan growth of 11.0%; period-end loan growth of 20.0% Strong client acquisition “Core fee”3 growth of 3.7% Strong gains on investment securities and warrants2 Net interest income growth of 6.4% despite lower Net Interest Margin Solid credit quality Average total client funds1 growth of 6.2% Healthy business conditions for our clients Investment portfolio growth of 13.3% 1. Total Client Funds refers to the sum of on-balance sheet deposits and off-balance sheet client investment funds. 2. Gains are driven by valuation changes and are subject to potential increases or decreases in future periods, depending on market conditions and other factors. Gains on equity warrant assets were $20.2 million. Non-GAAP gains on investment securities, net of non-controlling interests, were $16.6 million. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. 3. “Core Fee” income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non- GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. 9

87% Growth in Average Loans Since Q1’12 $7.1 $14.4 $6.8 $12.7 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 Q1'1 2 Q2'1 2 Q3'1 2 Q4'1 2 Q1'1 3 Q2'1 3 Q3'1 3 Q4'1 3 Q1'1 4 Q2'1 4 Q3'1 4 Q4'1 4 Period-End Loans Average Loans Drivers • Strength of innovation sector and our clients • Pervasiveness of technology • SVB growth initiatives: • Global • Client segmentation • Private Bank • Private Equity Services • Buyout • M&A activity in client markets 10 Strong growth in Capital Call and Sponsored Buyout loans Billions TAB: Quarterly Location: A103 – C131

A Diversified Loan Portfolio (12/31/14) 11 TAB: Loan Pie Location: A1 – B21 Get updates from Frank Romero in Credit Early-Stage $1.1B (15%) Balance Sheet $3.1B (41%) Comm’l Finance $0.9B (12%) Factoring $0.4B (6%) Sponsored Buyout $1.9B (26%) Technology, Life Science & Healthcare Portfolio Only $7.4 Billion (51% of Gross Loans) Gross Loan Portfolio $14.5 Billion 1 Early-stage = 8% of Gross Loans 1. Gross loans do not include the impact of deferred fees and costs. 2. Private Bank segment includes loans designated as Consumer Loans in the press release. Software & Internet 34% Hardware 8% PE/VC 32% Wine 6% Private Bank 2 9% Other 2% Life Science & Healthcare 9%

Outstanding Client Funds Franchise 12 TAB: Quarterly • Highly liquid clients; performing well • Strong funding environment and exit markets • Addition of new clients • Low rate environment Key drivers $17.0 $17.4 $18.3 $19.0 $18.8 $18.6 $19.6 $21.5 $23.7 $27.2 $29.7 $32.6 $18.9 $19.9 $20.9 $21.2 $22.5 $23.2 $25.0 $26.2 $27.1 $30.1 $31.0 $31.9 $0 $10 $20 $30 $40 $50 $60 $70 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 B ill io n s Average Off-Balance Sheet Client Investment Funds Average On-Balance Sheet Deposits $35.8 $37.3 $39.2 $40.2 $41.3 $41.8 $44.5 $47.7 $50.8 $57.3 $60.7 $64.5

Net Interest Income at All-Time Highs, Despite Historic Low Rates NIM pressures: • Exceptional deposit growth • Loan mix: loan growth from high-credit- quality categories • Impact of low interest rates on loan yields • Competition for high- quality borrowers 13 TAB: Quarterly Millions $94.6 $234.7 7.39% 2.66% 2.5% 4.5% 6.5% $85 $125 $165 $205 Net Interest Income Net Interest Margin Exceptional loan and investment portfolio growth, have driven record NII

Credit Quality Remains Strong 14 TAB: Credit Quality Location: AC2-AE28 • Recent loan growth has come from larger, more stable clients, which tend to have better historical credit performance • The majority of loan losses historically come from early-stage lending, which currently constitutes 8% of our total loan portfolio • Cumulative warrant gains have exceeded cumulative early-stage loan losses over the last 10 years 0.58% 0.27% 0.21% 0.13% -1% 0% 1% 2% 3% 4% Non-performing Loans as % of Total Gross Loans Net Charge-offs as % of Average Total Gross Loans (annualized)

Continued Core Fee1 Income Growth 1. “Core Fee” income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. Credit Cards (+83%) and Foreign Exchange (+43%) Have Driven the Majority of Growth in the Last 12 Quarters 15 TAB: Quarterly NonII Location: A40-X47 Upside drivers • Higher transaction volumes • Strong new client acquisition Downside drivers • Margin pressure on client investment fees and foreign exchange fees due to low rate environment 13.0 18.6 8.1 10.6 $5.7 10.4 3.4 7.5 3.6 4.1 2.9 4.1 36.7 38.5 39.1 43.1 41.3 42.0 43.2 49.0 50.9 50.0 53.3 $0 $10 $20 $30 $40 $50 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Millions Foreign exchange fees Deposit service charges Credit card fees Lending-related fees Letters of credit/standby LOC Client investment fees 55.3

Recent Developments

SVBIF sale

- In January 2015, entered into agreement to sell SVB India Finance Private Ltd., our Indian non-banking financial company [1]
- Driven by strategic prioritization of our global efforts; expected close in 1H 2015
- Expected after-tax loss of approximately $11.4 million from currency translation losses previously reflected in Other Comprehensive Income
- No material impact on equity

Estimated Q4'14 EPS Impact

-$0.23

$350 million debt raise [2]

- Support continued strong deposit and loan growth
- Support bank-level Tier 1 Leverage ratio
- Improve bank-level Total Risk-based Capital ratio

	December 31,2014	
Bank-level capital ratios [3]	As reported	Pro Forma
Total risk-based capital ratio	12.12%	13.75
Tier 1 risk-based capital ratio	11.09	12.72
Tier 1 leverage ratio	6.64	7.54
Tangible common equity to tangible assets ratio [4]	6.39	7.26
Tangible common equity to risk-weighted assets ratio [4]	11.21	12.84

1. For more information about the SVBIF sale, please refer to our Current Report on Form 8-K filed with the SEC on January 16, 2015.
2. For more information about the debt raise, please refer to our Current Report on Form 8-K filed with the SEC on January 29, 2015.
3. Proceeds were downstreamed to the Bank
4. These are non-GAAP measures. Please see non-GAAP reconciliations at the end of this presentation for more information.

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17 2015 Outlook Business Driver 2015 Full Year Outlook vs. 2014 Full Year Results (as of 1/22/15) Average loans Increase at a percentage rate in the mid- twenties Average deposits Increase at a percentage rate in the low thirties Net interest income1 Increase at a percentage rate in the high teens Net interest margin1 Between 2.40% and 2.60% Allowance for loan losses for total gross performing loans as a % of total gross performing loans Comparable to 2014 levels Net loan charge-offs 0.30%-0.50% of avg. total gross loans Non-performing loans/total gross loans Comparable to 2014 levels “Core fee” income 2,3 Increase at a percentage rate in the mid-teens Non-interest expense (excluding expense related to non-controlling interests)3,4 Increase at a percentage rate in the mid-single digits 1. Outlook based primarily on management’s current forecast of average deposit and loan balances and deployment of surplus cash into investment securities. Such forecasts are subject to change, and actual results may differ, based on market conditions and actual prepayment rates. Please see our Safe Harbor Disclosure at beginning of this presentation for more information regarding forward-looking statements.. 2. “Core fee” income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees, in aggregate. 3. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. 4. Outlook partly based on management’s current forecast for performance-based incentive compensation expense, which is subject to change based on our performance relative to internal performance targets.

Appendix

Appendix 1) SVB Business Model 20 2) Financial Results •Highlights 21 •ROE 23 •Net Interest Income & Net Interest Margin 24 •Balance Sheet 25 •Loans 28 •Credit Quality 31 •Client Liquidity 33 •Non-interest Income 33 •Capital Ratios 35 •Efficiency Ratio 37 •Interest Rate Sensitivity 39 3) Non-GAAP Reconciliations 42 19

A Diversified Platform SVB Investment Solutions Sweep Product Money Market Mutual Funds Fixed Income Investments Investment Advisory Services 20 Our vision: “To be the most sought after financial partner helping innovators, enterprises, and investors move bold ideas forward, fast”

Quarterly Highlights

	Q4'14 [1]	Q3'14	Q2'14	Q1'14	Q4 '13
Diluted Earnings Per Share	$1.14	$1.22	$1.04	$1.95	$1.27
Net Income Available to Common Stockholders	$58.8M	$63.0M	$50.8M	$91.3M	$58.8M
Average Loans *Change*	$12.7B *11.0%*	$11.4B *3.2%*	$11.1B *2.9%*	$10.8B *6.2%*	$10.1B *6.2%*
Average Deposits *Change*	$32.6B *9.6%*	$29.7B *9.4%*	$27.2B *14.8%*	$23.7B *10.2%*	$21.5B *9.9%*
Average Investment Securities [2]	$20.6B	$18.2B	$15.2B	$12.2B	$11.0B
Net Interest Margin	2.66%	2.73%	2.79%	3.13%	3.20%
Net Interest Income	$234.7M	$220.6M	$205.0M	$196.3M	$187.0M
Non-GAAP Non-Interest Income [3]	$104.3M	$75.3M	$49.5M	$123.5M	$100.9M
Net Charge-Offs / Average Total Gross Loans (annualized)	0.13%	0.28%	0.17%	0.74%	0.41%
Non-Interest Expense	$189.0M	$182.0M	$173.4M	$172.4M	$168.9M
Return on Average Common SVBFG Stockholders' Equity (annualized)	8.25%	9.16%	8.50%	17.63%	11.60%
Return on Average Assets (annualized)	0.62%	0.72%	0.64%	1.33%	0.92%

1. Includes post-tax net loss of $11.4 million related to the sale of our SVBIF entity in India
2. Includes available-for-sale and held-to-maturity securities held on the balance sheet
3. Non-GAAP non-interest income net of non-controlling interests and excluding net losses on SVBIF sale transaction. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information.

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Annual Highlights

	2014	2013	2012	2011	2010
Diluted Earnings Per Share	$5.31 [1]	$4.70	$3.91 [2]	$3.94 [3,4]	$2.24 [5]
Net Income Available to Common Stockholders	$263.9M [1]	$215.9M	$175.1M [2]	$171.9M [3,4]	$95.0M [5]
Average Loans *Change*	$11.5B *23.0%*	$9.4B *23.7%*	$7.6B *30.0%*	$5.8B *31.1%*	$4.4B *(5.6%)*
Average Deposits *Change*	$28.3B *44.4%*	$19.6B *9.5%*	$17.9B *15.0%*	$15.6B *29.4%*	$12.0B *36.8%*
Average Investment Securities [6]	$16.6B	$10.6B	$10.7B	$9.4B	$5.3B
Net Interest Margin	2.81%	3.29%	3.19%	3.08%	3.08%
Net Interest Income	$856.6M	$697.3M	$617.9M	$526.3M	$418.1M
Non-GAAP Non-Interest Income [7]	$352.5M	$330.3M	$240.4M	$222.7M	$168.6M
Net Charge-Offs (Recoveries)/ Average Total Gross Loans	0.32%	0.33%	0.31%	(0.02%)	0.77%
Non-Interest Expense	$716.9M	$621.7M	$546.0M	$500.6M [3]	$422.8M
Return on Average Common SVBFG Stockholders' Equity	10.46% [1]	11.20%	10.09% [2]	11.87% [3,4]	7.72% [5]
Return on Average Assets	0.80% [1]	0.93%	0.82% [2]	0.92% [3,4]	0.64%[5]

1. Includes post-tax net loss of $11.4 million related to the sale of our SVBIF entity in India
2. Includes gains of $0.12/share or $5.5M (net of tax) from sales of AFS securities and certain assets related to our equity management services business
3. Includes gains of $0.52/share or $22.5M (net of tax) from sales of AFS securities
4. Includes gains of $0.04/share or $1.9M (net of tax) from the early extinguishment of debt and the termination of corresponding interest rate swaps
5. Includes gains of $0.35/share or $14.9M (net of tax) from sales of AFS securities
6. Includes available-for-sale and held-to-maturity securities held on the balance sheet
7. Non-GAAP noninterest income, net of non-controlling interests and excluding net losses on SVBIF Sale Transaction and gains on sales of certain assets. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information.

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Return On Average Equity 23 TAB: Ratios Location: A13-C25 2.58% 12.90% 17.09% 15.17% 17.98% 10.38% 2.68% 7.72% 11.87% 10.09% 11.20% 10.46% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

$299.3 $352.5 $375.8 $368.6 $382.2 $418.1 $526.3 $617.9 $697.3 856.6 6.46% 7.38% 7.19% 5.72% 3.73% 3.08% 3.08% 3.19% 3.29% 2.81% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $150 $250 $350 $450 $550 $650 $750 $850 $950 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Net Interest Income Net Interest Margin Millions Net Interest Income Growth Despite Low Rates All-time High 24 TAB: Annual Location: A93-C106

A Growing Balance Sheet Our balance sheet has grown by more than 600% since 2005 25 TAB: 10-Yr Balance Sheet Location: A1-L28 $5.5 $6.1 $6.7 $10.0 $12.8 $17.5 $20.0 $22.8 $26.4 $39.3 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 Billions Other assets Non-marketable securities Fixed Income Securities Fixed Income Securities $4.9 $5.3 $5.8 $8.7 $11.4 $15.8 $17.7 $20.2 $23.3 $35.3 $0 $5 $10 $15 $20 $25 $30 $35 $40 Billions Other liabilities Borrowings Interest bearing deposits Noninterest-bearing deposits Total liabilities

A Highly Liquid Balance Sheet (12/31/14) 26 TAB: Balance Sheet Location: A1-M8 Period-End Assets $39.3 Billion Period-End Liabilities $35.3 Billion * Net of non-controlling interests, non-marketable securities were $513 million. This is a non-GAAP measure. Please see non- GAAP reconciliations at end of presentation for more information. Non-Marketable Securities (VC Investments) 4% $1.7B * Net Loans 36% $14.2B AFS Securities (Primarily Agencies) 34% $13.5B Held to Maturity Securities 19% $7.4B Cash 5% $1.8B Other 2% $0.6B Borrowings 1% $0.4B Other 1% $0.5B Interest- Bearing Deposits 28% $9.8B Non-Interest- Bearing Deposits 70% $24.6B

A High Quality Investment Securities Portfolio 27 Location TAB: InvSec (Treasury) A1 – H13) $3.9 $7.9 $10.5 $11.3 $12.0 $13.5 $0 $4 $8 $12 $16 1 2 /3 1 /0 9 1 2 /3 1 /1 0 1 2 /3 1 /1 1 1 2 /3 1 /1 2 1 2 /3 1 /1 3 1 2 /3 1 /1 4 Municipal bonds and notes Non-agency mortgage-backed securities Agency-issued collateralized residential mortgage obligations – fixed rate U.S. agency debentures $2.8 38% $3.2 43% $0.1 2% $0.8 11% $0.1 1% $0.4 5% Billions A highly liquid portfolio with duration of 2.8 years (at 12/31/14) Equity Securities Agency-issued commercial mortgage-backed securities Agency-issued collateralized residential mortgage-backed securities – variable rate U.S. Treasury Securities Agency-issued collateralized residential mortgage-backed securities – fixed rate Agency-issued residential mortgage-backed securities Available-for-Sale Securities Held-to-Maturity Securities as of 12/31/14 ($7.4B) Investment portfolio represents 53% of total assets

$2.8 $14.4 $2.4 $11.5 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Period-End Loans Average Loans All-Time High Loan Balances Billions CAGR 2005-2014 Period-end loans: 38.75% Average loans: 36.80% 28 TAB: Annual Location: A53 – C66

All-Time High Loan Balances 29 $5.0 $1.1 $1.3 $0.8 $4.6 $1.3 $0.4 $7.0 $7.2 $7.9 $8.3 $9.0 $8.9 $9.7 $9.9 $11.0 $10.9 $11.4 $12.1 $14.5 $0 $2 $4 $6 $8 $10 $12 $14 $16 Period-End Gross Loans By Category Software & Internet Hardware Life Science & Healthcare Wine PE/VC Private Bank Other Billions T ech n ol o g y, Li fe Sci e nce & Healt h car e TAB: Loan Pie Location: A96 – M105

Technology, Life Science & Healthcare = 51% of Loans 30 TAB: Loan Pie Location: A87-M94 Early-stage = 8% of Loans Billions $3.1 $7.4 55% 51% $0 $1 $2 $3 $4 $5 $6 $7 $8 Early Stage Factoring Commercial Finance Sponsored Buyout Balance Sheet Lending Tech, Life Science and Healthcare Lending/Gross Loans

Credit Quality Has Remained Strong 31 TAB: Credit Quality Location: L1 – O17 $7.5 $11.0 $87.2 $39.4 0.04% 2.64% -0.02% 0.32% -0.5% 0.5% 1.5% 2.5% 3.5% $0 $25 $50 $75 $100 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Non-Performing Loans Net Charge-offs as % of Average Total Gross Loans (annualized) Millions Financial Crisis: 4-5 problem loans primarily drove spike in NPLs and NCOs Financial Crisis: 5 problem loans drove short-lived spike in NPLs and NCOs

$6 $39 $19 $67 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Period-end Assets Period-end Total Client Funds Billions Strong Client Liquidity Asset Growth Since 2005 = 610% Total Client Funds* Growth Since 2005 = 247% * Total client funds consists of on-balance sheet deposits and off-balance sheet client investment funds. 32 TAB: Annual Location: A69-P71

$117 $141 $221 $152 $98 $248 $382 $336 $673 $572 $111 $131 $183 $161 $123 $169 $223 $240 $330 $353 $0 $100 $200 $300 $400 $500 $600 $700 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Non-Interest Income Non-Interest Income Net of NCI and other one-time adjustments* Non-Interest Income 33 Millions TAB: NonII Location: A1-C11 $97 $97 $124 $130 $100 $109 $129 $158 $175 $210 $0 $50 $100 $150 $200 $250 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Millions "Core" Fee Income* * These are non-GAAP measures. Please see non-GAAP reconciliations at the end of this presentation for more information. TAB: NonII History AB9 – AL23 Location: A1-C11

Core Fee1 Income Has Grown 1. “Core fee” income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. 2. Prior to 2011, lending-related fees were included in “Other noninterest income” and were not included in “Core” fees. 3. Corporate Finance Fees were related to the company’s investment banking arm, SVB Alliant, which ceased operations in 2007. 34 TAB: NonII History Location: AB9 – AL16 $96.7 $97.1 $124.2 $129.6 $99.7 $109.0 $129.3 $158.4 $175.5 $209.6 $0 $50 $100 $150 $200 $250 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Foreign exchange fees Deposit service charges Credit card fees Lending related fees LCs and standby LCs income Client investment fees Corporate finance fees 2 3 Millions

13.92% 12.91% 7.74% 7.16% 12.95% 5% 10% 15% 20% 2007 2008 2009 2010 2011 2012 2013 2014 Total risk-based capital Tier 1 risk-based capital Tier 1 leverage Tangible common equity to tangible assets* Tangible common equity to risk-weighted assets* We Are Well Capitalized Holding Company Capital Ratios * These are non-GAAP measures; please see Non-GAAP reconciliations at end of this presentation for more information. 35 TAB: Capital Location: A43-P49

12.12% 11.09% 6.64% 6.39% 11.21% 5% 10% 15% 20% 2007 2008 2009 2010 2011 2012 2013 2014 Bank Total risk-based capital Bank Tier 1 risk-based capital Bank Tier 1 leverage Bank Tangible common equity to tangible assets Bank Tangible common equity to risk-weighted assets We Are Well Capitalized Bank Capital Ratios 1. All ratios, except TCE/TA and TCE/RWA are as reported in our most recent Bank Call Reports. Bank TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases. 2. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. 3. Ratios as of 12/31/14. See slide 17 for updated Bank-level capital ratios following Q1’15 debt raise 1 2 2 36 TAB: Capital Location: A51-P56 • Exceptional deposit growth has pressured Tier 1 Leverage ratio and deposit growth remains strong • Q2’14 equity raise and Q1’15 debt raise boosted capital ratios across the board 3

37 * These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. $129 $132 $132 $141 $146 $140 $157 $165 $169 $168 $177 $184 63.72% 62.70% 62.93% 59.67% 66.53% 59.01% 55.50% 57.29% 52.81% 65.97% 59.83% 54.06% $0 $50 $100 $150 $200 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Non-GAAP Non-Interest Expense net of Non-controlling interests Non-GAAP Efficiency Ratio Efficiency Ratio (Quarterly) Millions * TAB: NonIE Location: B21-D34

38 TAB: NonIE Location: A7-D16 * These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. $256 $298 $319 $298 $327 $411 $492 $535 $609 $698 62.21% 61.72% 57.01% 56.07% 64.56% 69.71% 65.56% 62.16% 59.16% 57.65% 0% 20% 40% 60% 80% 100% $0 $100 $200 $300 $400 $500 $600 $700 $800 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Non-Interest Expense net of Non-controlling interests Non-GAAP Efficiency Ratio*Millions Efficiency Ratio* (Annual)

39 Get updates from Tony Yu in ALM/Treasury Rising Rates Will Benefit Us Significantly Changes in Fed Funds Rate (basis points) Changes in Net Interest Income (tax effected) Incremental EPS Effect Incremental ROE Effect Net Interest Margin Effect +75 +$44.8 million +$0.88 +1.2% +0.21% +100 +$61.3 million +$1.21 +1.7% +0.28% +200 +$129.8 million +$2.55 +3.4% +0.60% +300 +$198.5 million +$3.90 +5.1% +0.92% We expect each 25 bps increase in the Fed Funds rate to contribute approximately $15 – $17 million to Net Interest Income* * Tax-effected estimates are based on static balance sheet and assumptions as of 12/31/2014

Higher Loan Balances Will Benefit Us 40 Get updates from Tony Yu in ALM/Treasury Growth in Overall Loan Balances ($$) Changes in Net Interest Income (tax effected) Incremental EPS Effect Incremental ROE Effect Net Interest Margin Effect +250 million +$7.0 million +$0.14 +0.2% +0.03% +500 million +$14.0 million +$0.27 +0.4% +0.06% +750 million +$20.9 million +$0.41 +0.6% +0.10% +1 billion +$27.9 million +$0.55 +0.8% +0.13% We expect each $250 million increase in loan volume to contribute approximately $0.14 to EPS* * Tax-effected estimates are based on static balance sheet and assumptions as of 12/31/2014

Additional Information Regarding Forward-Looking Statements As discussed under “Special Note Regarding Forward-Looking Statements,” our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management’s forward- looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: (i) market and economic conditions, including the interest rate environment, and the associated impact on us; (ii) the credit profile and credit quality of our loan portfolio and volatility of our levels of nonperforming assets and charge-offs; (iii) the adequacy of our allowance for loan losses and the need to make provisions for loan losses for any period; (iv) the borrowing needs of our clients; (v) the sufficiency of our capital and liquidity positions; (vi) the levels of loans, deposits and client investment fund balances; (vii) the performance of our portfolio investments; the general condition of the public and private equity and mergers and acquisitions markets and their impact on our investments, including equity warrant assets, venture capital and private equity funds and direct equity investments; (viii) our overall investment plans and strategies; the realization, timing, valuation and performance of our equity or other investments; (ix) the levels of public offerings, mergers and acquisitions and venture capital investment activity of our clients that may impact the borrowing needs of our clients ; (x) the occurrence of fraudulent activity, including breaches of our information security or cyber security-related incidents; (xi) business disruptions and interruptions due to natural disasters and other external events; (xii) the impact on our reputation and business from our interactions with business partners, counterparties, service providers and other third parties; (xiii) expansion of our business internationally; (xiv) the impact of legal requirements and regulations limiting or restricting our activities or resulting in higher costs, including the Volcker rule; (xv) the impact of lawsuits and claims; (xvi) changes in accounting standards; (xvii) the levels of equity capital available to our client or portfolio companies; and (xviii) our ability to maintain or increase our market share, including through successfully implementing our business strategy and undertaking new business initiatives. For additional information about these and other factors, investors should refer to the documents we file from time to time with the Securities and Exchange Commission, including: (i) the disclosure contained under the heading “Risk Factors” in our latest Annual Report on Form 10-K for the year ended December 31, 2013, which was filed on February 27, 2014; (ii) the disclosure contained under the heading “Special Note Regarding Forward-Looking Statements” in our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K filed on January 22, 2015. 41

Non-GAAP Reconciliations

"Core Fee" Income

Non-GAAP core fee income (dollars in thousands)	Year ended December 31,				
	2005	2006	2007	2008	2009
GAAP noninterest income	$117,495	$141,206	$220,969	$152,365	$97,743
Less: gains (losses) on investment securities, net	4,307	2,551	46,724	(14,777)	(31,209)
Less: gains (losses) on derivative instruments, net	6,750	17,949	23,935	18,505	(753)
Less: other noninterest income	9,711	23,565	26,096	19,052	29,961
Non-GAAP core fee income	$96,727	$97,141	$124,214	$129,585	$99,744

Non-GAAP core fee income (dollars in thousands)	Year ended December 31,				
	2010	2011	2012	2013	2014
GAAP noninterest income	$247,530	$382,332	$335,546	$673,206	$572,239
Less: gains (losses) on investment securities, net	93,360	195,034	122,114	419,408	267,023
Less: gains (losses) on derivative instruments, net	9,522	36,798	18,679	42,184	96,845
Less: other noninterest income (loss)	35,642	21,230	36,363	36,139	(1,260)
Non-GAAP core fee income	$109,006	$129,270	$158,390	$175,475	$209,631

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"Core fee" income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees in aggregate. This is a non-GAAP measure. For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP Reconciliation
43

"Core Fee" Income

Non-GAAP core fee income (dollars in thousands)	Quarter ended					
	Mar 31, 2012	June 30, 2012	Sept 30, 2012	Dec 31, 2012	Mar 31, 2013	June 30, 2013
GAAP noninterest income	$59,293	$80,426	$69,139	$126,688	$78,604	$98,239
Less: gains on investment securities, net	7,839	25,809	20,228	68,238	27,438	40,561
Less: gains on derivative instruments, net	5,070	7,686	565	5,358	10,292	8,087
Less: other noninterest income (loss)	9,703	7,390	9,283	9,987	(447)	7,634
Non-GAAP core fee income	$36,681	$39,541	$39,063	$43,105	$41,321	$41,957

Non-GAAP core fee income (dollars in thousands)	Quarter ended					
	Sept 30, 2013	Dec 31, 2013	March 31, 2014	June 30, 2014	Sept 30, 2014	Dec 31, 2014
GAAP noninterest income	$257,650	$238,713	$310,225	$14,210	$80,167	$167,637
Less: gains (losses) on investment securities, net	187,862	163,547	223,912	(57,320)	5,644	94,787
Less: gains on derivative instruments, net	9,423	14,382	24,167	12,775	26,538	33,365
Less: other noninterest income (loss)	17,161	11,791	11,200	8.762	(5,361)	(15,861)
Non-GAAP core fee income	$43,204	$48,993	$50,946	$49,993	$53,346	$55,346

"Core fee" income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees in aggregate. This is a non-GAAP measure. For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

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Non-GAAP Reconciliation

44

Non-Marketable Securities Non-GAAP non-marketable securities, net of non-controlling interests (dollars in thousands) December 31, 2014 GAAP non-marketable securities $1,728,888 Less: amounts attributable to non- controlling interests 1,216,343 Non-GAAP non-marketable securities, net of non-controlling interests $512,545 45 Non-GAAP Reconciliation For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Gains (Losses) on Investment Securities Non-GAAP net gains on investment securities, net of non-controlling interests (dollars in thousands) Year ended December 31, 2006 2007 2008 2009 2010 2011 2012 2013 2014 GAAP net gains (losses) on investment securities $ 2,551 $ 46,724 ($14,777) ($31,209) $93,360 $ 195,034 $122,114 $419,408 $267,023 Less: income (losses) attributable to non- controlling interests, including carried interest 5,032 35,449 (8,929) (26,638) 52,586 125,042 85,640 342,128 236,294 Net gains (losses) on investment securities, net of non-controlling interests (2,481) 11,275 (5,848) (4,571) 40,774 69,992 36,474 77,280 30,729 Less: gains on sales of certain available-for-sale securities -- -- -- -- 24,699 37,314 4,955 -- -- Non-GAAP net gains (losses) on investment securities, net of non- controlling interests and excluding gains on sales of certain available-for- sale securities ($2,481) $ 11,275 ($ 5,848) ($ 4,571) $ 16,075 $ 32,678 $ 31,519 $77,280 $30,729 46 Non-GAAP Reconciliation For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Consolidated (Holdco) TCE/TA and TCE/RWA

Tangible common equity, tangible assets and risk-weighted assets (dollars in thousands, except ratios)	Year ended December 31,							
	2007	2008	2009	2010	2011	2012	2013	2014
GAAP SVBFG stockholders' equity	$676,369	$991,356	$1,128,343	$1,274,350	$1,569,392	$1,830,555	$1,966,270	$2,817,762
Less: intangible assets	1,632	1,087	665	847	601	-	-	-
Less: goodwill	4,092	4,092	-	-	-	-	-	-
Less: preferred stock	-	221,185	-	-	-	-	-	-
Tangible common equity (TCE)	$670,645	$764,992	$1,127,678	$1,273,503	$1,568,791	$1,830,555	$1,966,270	$2,817,762
GAAP total assets	$6,692,171	$10,018,280	$12,841,399	$17,527,761	$19,968,894	$22,766,123	$26,417,189	$39,344,640
Less: intangible assets	1,632	1,087	665	847	601	-	-	-
Less: goodwill	4,092	4,092	-	-	-	-	-	-
Tangible assets (TA)	$6,686,447	$10,013,101	$12,840,734	$17,526,914	$19,968,293	$22,766,123	$26,417,189	$39,344,640
Risk-weighted assets (RWA)	$6,524,021	$8,220,447	$7,494,498	$ 9,406,677	$11,837,902	$13,532,984	$16,901,501	$21,755,091
Tangible common equity to tangible assets	10.03%	7.64%	8.78%	7.27%	7.86%	8.04%	7.44%	7.16%
Tangible common equity to risk-weighted assets	10.28%	9.31%	15.05%	13.54%	13.25%	13.53%	11.63%	12.95%

For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP Reconciliation

47

Tangible common equity, tangible assets and risk- weighted assets (dollars in thousands, except ratios) Year ended December 31 2007 2008 2009 2010 2011 2012 2013 2014 Tangible common equity (TCE) $586,949 $695,438 $914,068 $1,074,561 $1,346,854 $1,591,643 $1,639,024 $2,404,101 Tangible assets (TA) $6,164,111 $9,419,440 $12,186,203 $16,268,589 $18,758,813 $21,471,111 $24,854,119 $37,612,663 Risk-weighted assets (RWA) $6,310,721 $8,109,332 $7,293,332 $9,047,907 $11,467,401 $13,177,887 $16,612,870 $21,450.480 Tangible common equity to tangible assets 9.52% 7.38% 7.50% 6.61% 7.18% 7.41% 6.59% 6.39% Tangible common equity to risk-weighted assets 9.30% 8.58% 12.53% 11.88% 11.75% 12.08% 9.87% 11.21% Bank Only TCE/TA and TCE/RWA 48 Non-GAAP Reconciliation For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

49 Non-GAAP Non-interest income, net of non-controlling interests Quarter ended Mar 31, 2013 June 30, 2013 Sept30, 2013 Dec31, 2013 March 31, 2014 June 30, 2014 Sept 30, 2014 Dec 31, 2014 GAAP noninterest income $78,604 $98,239 $257,650 $238,713 $310,225 $14,210 $80,167 $167,637 Less: income (losses) attributable to non-controlling interests, including carried interest 22,490 30,751 151,830 137,833 186,718 (35,325) 4,911 77,320 Non-GAAP non-interest income, net of non-controlling interests $56,114 $67,488 $105,820 $100,880 $123,507 $49,535 $75,256 $90,317 Less: net (losses ) on SVBIF Sale Transaction (13,934) Non-GAAP noninterest income, net of non-controlling interests and excluding net losses on SVBIF Sale Transaction $104,251 Non-Interest Income Non-GAAP Reconciliation For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

50 Non-Interest Income Non-GAAP Reconciliation Non-GAAP Non-interest income, net of non- controlling interests Year ended December 31, 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 GAAP noninterest income 117,495 141,206 220,969 152,365 97,743 247,530 382,332 335,546 673,206 572,239 Less: income (losses) attributable to noncontrolling interests, including carried interest 6,067 9,903 37,981 (8,494) (24,901) 54,186 122,336 85,940 342,904 233,624 Non-GAAP noninterest income, net of noncontrolling interests 111,428 131,303 182,988 160,859 122,644 193,344 259,996 249,606 330,302 338,615 Less: gains on sales of certain available-for-sale securities - - - 24,699 37,314 4,955 - - Less: net gains on the sale of certain assets related to our equity management services business - - - - - 4,243 - - Less: net (losses) on the SVBIF sale transaction - - - - - - - - - (13,934) Non-GAAP noninterest income, net of noncontrolling interests and excluding one time adjustments 111,428 131,303 182,988 160,859 122,644 168,645 222,682 240,408 330,302 352,549 For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP operating efficiency ratio, net of non-controlling interests

Dollars in thousands, except ratios	Quarter ended					
	Mar 31, 2012	June 30, 2012	Sept 30, 2012	Dec 31, 2012	Mar 31, 2013	June 30, 2013
GAAP noninterest expense	$ 132,012	$ 135,766	$ 135,171	$ 143,049	$ 149,014	$ 143,292
Less: expense attributable to noncontrolling interests	2,818	3,947	2,723	1,848	2,860	2,867
Non-GAAP noninterest expense, net of noncontrolling interests	$ 129,194	$ 131,819	$ 132,448	$ 141,201	$ 146,154	$ 140,425
GAAP net interest income	$ 150,937	$ 151,934	$ 154,430	$ 160,563	$ 163,169	$ 170,081
Adjustments for taxable equivalent basis	484	485	481	469	430	435
Non-GAAP taxable equivalent net interest income	$ 151,421	$ 152,419	$ 154,911	$ 161,032	$ 163,599	$ 170,516
Less: income (losses) attributable to noncontrolling interests	43	38	50	(25)	24	20
Non-GAAP taxable equivalent net interest income, net of noncontrolling interests	$ 151,378	$ 152,381	$ 154,861	$ 161,057	$ 163,575	$ 170,496
GAAP noninterest income	59,293	80,426	69,139	126,688	78,604	98,239
Non-GAAP noninterest income, net of noncontrolling interests and excluding gains on sales of certain assets	51,375	57,844	55,615	75,574	56,114	67,488
GAAP total revenue	$ 210,230	$ 232,360	$ 223,569	$ 287,251	$ 241,773	$ 268,320
Non-GAAP taxable equivalent revenue, net of noncontrolling interests and excluding gains on sales of certain assets	$ 202,753	$ 210,225	$ 210,476	$ 236,631	$ 219,689	$ 237,984
GAAP operating efficiency ratio	62.79%	58.43%	60.46%	49.80%	61.63%	53.40%
Non-GAAP operating efficiency ratio	63.72%	62.70%	62.93%	59.67%	66.53%	59.01%

For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP Reconciliation 51

Non-GAAP operating efficiency ratio, net of non-controlling interests

Dollars in thousands, except ratios	Quarter ended					
	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
GAAP noninterest expense	$ 160,524	$ 168,850	$ 172,436	$ 173,446	$ 181,989	$ 189,000
Less: expense attributable to non-controlling interests	3,290	3,697	3,321	5,267	4,743	5,536
Non-GAAP noninterest expense, net of non-controlling interests	$ 157,234	$ 165,153	$ 169,115	$ 168,179	$ 177,246	$ 183,464
GAAP net interest income	$ 177,096	$ 186,998	$ 196,328	$ 204,965	$ 220,565	$ 234,737
Adjustments for taxable equivalent basis	429	430	429	427	416	417
Non-GAAP taxable equivalent net interest income	$ 177,525	$ 187,428	$ 196,757	$ 205,392	$ 220,981	$ 235,154
Less: income (losses) attributable to noncontrolling interests	19	13	8	(5)	9	21
Non-GAAP taxable equivalent net interest income, net of non-controlling interests	$ 177,506	$ 187,415	$ 196,749	$ 205,397	$ 220,972	$ 235,133
GAAP noninterest income	257,650	238,713	310,225	14,210	80,167	167,637
Non-GAAP noninterest income, net of non-controlling interests and excluding net losses on SVBIF sale transaction	105,820	100,880	123,507	49,535	75,256	104,251
GAAP total revenue	$ 434,746	$ 425,711	$ 506,553	$ 219,175	$ 300,732	$ 402,374
Non-GAAP taxable equivalent revenue, net of noncontrolling interests and excluding net losses on SVBIF sale transaction	$ 283,326	$ 288,295	$ 320,256	$ 254,932	$ 296,228	$ 339,384
GAAP operating efficiency ratio	36.92%	39.66%	34.04%	79.14%	60.52%	46.97%
Non-GAAP operating efficiency ratio	55.50%	57.29%	52.81%	65.97%	59.83%	54.06%

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For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP Reconciliation 52

Non-GAAP operating efficiency ratio, net of non-controlling interests

(Dollars in thousands, except ratios)	Year ended December 31, 2005	2006	2007	2008	2009
GAAP noninterest expense	$ 259,860	$ 322,503	$ 346,469	$ 312,887	$ 343,866
Less: expense attributable to non-controlling interesets	3,840	5,887	10,681	11,115	12,451
Less: impairment of goodwill	-	18,434	17,204	-	4,092
Less: net gain from note repurchases and termination of corresponding interest rate swaps	-	-	-	-	-
Less: loss from cash settlement of conversion premium of zero-coupon convertible subordinated notes	-	-	-	3,858	-
Non-GAAP noninterest expense, net of non-controlling interests and excluding one-time adjustments	$ 256,020	$ 298,182	$ 318,584	$ 297,914	$ 327,323
GAAP net interest income	$ 299,293	$ 352,457	$ 375,842	$ 368,595	$ 382,150
Adjustments for taxable equivalent basis	1,990	1,630	1,273	2,294	2,204
Non-GAAP taxable equivalent net interest income	$ 301,283	$ 354,087	$ 377,115	$ 370,889	$ 384,354
Less: income (losses) attributable to non-controlling interests	-	-	1,296	470	(18)
Non-GAAP taxable equivalent net interest income, net of noncontrolling interests	$ 301,283	$ 354,087	$ 375,819	$ 370,419	$ 384,372
GAAP noninterest income	117,495	141,206	220,969	152,365	97,743
Non-GAAP noninterest income, net of non-controlling interests and excluding one-time adjustments	110,259	129,011	182,988	160,859	122,644
GAAP total revenue	$ 416,788	$ 493,663	$ 596,811	$ 520,960	$ 479,893
Non-GAAP taxable equivalent revenue, net of non-controlling interests and excluding one-time adjustments	$ 411,542	$ 483,098	$ 558,807	$ 531,278	$ 507,016
GAAP operating efficiency ratio	62.35%	65.33%	58.05%	60.06%	71.65%
Non-GAAP operating efficiency ratio	62.21%	61.72%	57.01%	56.07%	64.56%

For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP Reconciliation 53

Non-GAAP operating efficiency ratio, net of non-controlling interests

	Year ended December 31,				
(Dollars in thousands, except ratios)	2010	2011	2012	2013	2014
GAAP noninterest expense	$ 422,818	$ 500,628	$ 545,998	$ 621,680	$ 716,871
Less: expense attributable to noncontrolling interesets	12,348	11,567	11,336	12,714	18,867
Less: impairment of goodwill	-	-	-	-	-
Less: net gain from note repurchases and termination of corresponding interest rate swaps	-	(3,123)	-	-	-
Less: loss from cash settlement of conversion premium of zero-coupon convertible subordinated notes	-	-	-	-	-
Non-GAAP noninterest expense, net of noncontrolling interests and excluding one-time adjustments	$ 410,470	$ 492,184	$ 534,662	$ 608,966	$ 698,004
GAAP net interest income	$ 418,135	$ 526,277	$ 617,864	$ 697,344	$ 856,595
Adjustments for taxable equivalent basis	2,051	1,951	1,919	1,724	1,689
Non-GAAP taxable equivalent net interest income	$ 420,186	$ 528,228	$ 619,783	$ 699,068	$ 858,284
Less: income attributable to non-controlling interests	28	122	106	76	33
Non-GAAP taxable equivalent net interest income, net of noncontrolling interests	$ 420,158	$ 528,106	$ 619,677	$ 698,992	$ 858,251
GAAP noninterest income	247,530	382,332	335,546	673,206	572,239
Non-GAAP noninterest income, net of noncontrolling interests and excluding one-time adjustments	168,645	222,682	240,408	330,302	352,549
GAAP total revenue	$ 665,665	$ 908,609	$ 953,410	$ 1,370,550	$ 1,428,834
Non-GAAP taxable equivalent revenue, net of noncontrolling interests and excluding one-time adjustments	$ 588,803	$ 750,788	$ 860,085	$ 1,029,294	$ 1,210,800
GAAP operating efficiency ratio	63.52%	55.10%	57.27%	45.36%	50.17%
Non-GAAP operating efficiency ratio (1)	69.71%	65.56%	62.16%	59.16%	57.65%

For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP Reconciliation 54

MEGHAN O'LEARY Director of Investor Relations 3005 Tasman Drive Santa Clara, CA 95054 T 408 654 6364 M 650 255 9934 moleary@svb.com Find SVB on LinkedIn, Facebook and Twitter